Rule 424(b)(3)
Registration Statement No. 333-49566
Pricing Supplement No. 2
Dated February 27, 2001
To Prospectus dated January 5, 2001 and
Prospectus Supplement dated January 19, 2001)



INTERNATIONAL LEASE FINANCE CORPORATION
$750,000,000

Medium-Term Notes, Series L


Principal Amount:                                                 $50,000,000.00
Issue Price:                                                      $50,000,000.00
CUSIP:                                                            45974VXJ2
Settlement Date:                                                  03/02/01
Stated Maturity (date):                                           05/01/03
Interest Rate:                                                    5.22%
Overdue Rate (if any):                                            N/A
Redeemable by the Company on or after:                       N/A
Repayable at the option of the holder on:                         N/A
Optional Reset Dates:                                        N/A
Extension Periods:                                                N/A
Final Maturity:                                                   N/A
Repurchase Price (for Original Issue Discount Notes):   N/A
Type of Note (check one):
Book-Entry Note     _X__
Certificated Note   ____
Other Provisions: